Rights for 7,603,572 Shares

LIBERTY ALL-STAR GROWTH FUND, INC.

Common Stock

Supplement dated March 10, 2020 to Prospectus dated February 7, 2020

Suspension and Recommencement of Offering. In accordance with an undertaking required by the U.S. Securities and Exchange Commission, the Liberty All-Star® Growth Fund, Inc. (the “Fund”) temporarily suspended its Rights Offering (the “Offering”) as of the close of business on March 9, 2020 because of a greater than 10% decline in net asset value per Share from the effective date of the Prospectus. The net asset value of the Fund as of March 9, 2020 was $5.45, representing a decline of 15.2% from its net asset value of $6.43 as of February 7, 2020. The Offering recommenced on March 10, 2020 as of the time of filing this supplement. In addition, the Fund will extend the rights offering until March 27, 2020.

The Fund announced the terms of the Offering on December 9, 2019. The net asset value per Share at the close of business on December 9, 2019 and on March 9, 2020 was $6.08 and $5.45, respectively, and the last reported sale price on the New York Stock Exchange on those dates was $6.37 and $6.03, respectively.

 Length of Subscription Period and Other Dates. As of the date of this supplement, as a result of the extension of the Offering, the following terms and conditions of the Offering also are being revised: the Subscription Period (February 12, 2020 to March 27, 2020), the Expiration Date (March 27, 2020), and the Pricing Date (March 30, 2020). The Fund reserves the right to further extend the Subscription Period and other related dates as described in the Prospectus.

No Other Changes. Except as described in this supplement, the terms of the Offering and all other information the Fund described in the Prospectus remain unchanged. This includes the Record Date (February 7, 2020), the aggregate number of shares offered (7,603,572) and the rate (one additional share for each five rights held). The Estimated Subscription Price applicable to the Offering remains at $6.30.

Subscriptions Made Prior to Suspension. The temporary suspension of the Offering does not require that Shareholders who previously subscribed for Shares take any action. Such subscription requests will continue to be processed as submitted. However, these Shareholders have the right if they choose to cancel their subscription by written request via U.S. mail. Shareholders who exercised their subscription rights through securities brokers and wish to cancel should submit their cancellation requests to those brokers who will then notify the Fund. All other cancellation requests should be mailed to the Subscription Agent at the following address:

Computershare Trust Company, N.A.

c/o Corporate Actions Voluntary Offer; COY:ASG

P.O. Box 43011

Providence, RI 02940-3011

Subscription cancellation requests must be received by the close of business on the revised Expiration Date of the Offering, which is March 27, 2020 and must include the following information: 1) Full name of registered Shareholder; 2) telephone contact information for Shareholder; and 3) total number of Shares subscribed for in Shareholder’s Subscription Certificate. In addition, Shareholders required to provide signature guarantees with their Subscription Certificates also must provide them with their cancellation requests. Any subscription requests that are not properly revoked will be deemed to be valid and processed accordingly.

Any questions related to the Offering or how to cancel a subscription request that was submitted prior to the suspension of the Offering on March 9, 2020, should contact the Information Agent, Georgeson, at 1-888-566-8006.